OTHER ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2021
OTHER ACCRUED LIABILITIES.
OTHER ACCRUED LIABILITIES

12— OTHER ACCRUED LIABILITIES

Other accrued liabilities consist of the following:

	2021	2020
Retirement indemnities	2,382	2,665
Provision for warranty costs	252	368
Accruals for payroll and associated taxes	944	734
Conditional government advances	463	1,097
Value added tax payable	463	420
Advances received from customers	225	551
Provision for Asset Retirement Obligation (Japan)	109	113
Provision for employee termination indemnities (Korea)	97	69
Others	353	477
Total	5,289	6,494
Less non-current portion	(2,534)	(3,720)
Current portion	2,755	2,774

We received government conditional advances and grants for advanced research program HECAM which are provided for and managed by French state-owned entity “Banque Publique d’Investissement” (“Bpifrance”). This arrangement consists of both grants and conditional advances which are paid in fixed instalments at predetermined contractual dates, subject generally to milestones based on progress of the research and documentation. Grants received are non-refundable. Conditional advances received are subject to a fixed 1.44% interest rate.

Despite a first mono-centric study successfully implemented with Lyon’s Centre Leon Bérard cancer center, we decided not to pursue the development of HIFU for liver cancer as a per-operative approach. The multi-centric Phase II study, which was to be initiated following the mono-centric study, will not be implemented. We considered that the per-operative approach initially targeted will not offer the breakthrough innovation expected by the market and will lead to comparative lengthy clinical studies with existing therapeutic solutions to fulfill the requirement of the new European MDR regulations which became effective in May 2021.

In 2020, the Company decided to reorient the efforts, knowledge and assets resulting from the HECAM project in two directions. The first one, with a technology and approach very similar to the one developed for liver cancer, will focus on pancreatic cancer for patients with few or even no alternatives. The second one will still target liver cancer application but through an extracorporeal solution to offer to patients affected by primary or metastatic liver cancer an undisputable benefit compared to the existing alternatives. In 2021, after discussing with Bpifrance, the Company decided not to pursue the HECAM project  under the initial parameters and based on results obtained as part of the HECAM program, we had to reimburse €0.6 million, with the balance of €0.4 million reclassified as a non-refundable grant.

In 2021, we also received conditional advances for €0.4 million from Banque Publique d’Investissements for business development programs in China and Africa.

Grants that relate to expenses we incur for this research program are recognized in the line item “Research and Development Expenses” in the period in which the expenses subject to the grants have been incurred (see Note 21).

Conditional advances as of December 31, 2021 mature as follows:

2022	6
2023	12
2024	93
2025	93
2026 and thereafter	260
Total	463

Changes in the provision for warranty costs are as follows:

	2021	2020
Beginning of year	368	370
Amount used during the year	(225)	(269)
New warranty expenses	110	266
End of year	252	368
Less current portion	(206)	(262)
Long term portion	46	106